UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2020

Aon plc

(Exact Name of Registrant as Specified in Charter)

Ireland	1-7933	98-1539969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Metropolitan Building, James Joyce Street, Dublin 1, Ireland D01 K0Y8

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 2.800% Senior Notes due 2021	AON21	New York Stock Exchange
Guarantees of Aon plc’s 4.000% Senior Notes due 2023	AON23	New York Stock Exchange
Guarantees of Aon plc’s 3.500% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON24	New York Stock Exchange
Guarantees of Aon plc’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 26, 2020, Aon plc (the “Company”) held an extraordinary general meeting of shareholders (the “EGM”) in connection with the previously announced acquisition by the Company of Willis Towers Watson Public Limited Company (“WTW”) pursuant to a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act 2014.

At the EGM, the Company’s shareholders considered and voted on the following proposals, which are described in the joint proxy statement filed by each of the Company and WTW with the U.S. Securities and Exchange Commission on July 8, 2020: (1) an ordinary resolution to approve the issuance of the aggregate scheme consideration pursuant to the transaction (“Resolution 1”); and (2) an ordinary resolution to approve any motion by the chair of the EGM to adjourn the EGM, or any adjournments thereof, to another time and place, if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve Resolution 1.

A quorum was present at the EGM in accordance with Irish law and the Company’s memorandum and articles of association. Set forth below are the voting results for each proposal voted on at the EGM.

1.	An ordinary resolution approve the issuance of the aggregate scheme consideration pursuant to the transaction. This proposal was approved.

For	Against	Abstain
197,102,858	1,429,008	450,231

2.

An ordinary resolution to approve any motion by the chair of the EGM to adjourn the EGM, or any adjournments thereof, to another time and place, if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve Resolution 1. Although this proposal was approved, adjournment of the EGM was not necessary or appropriate because there were sufficient votes at the time of the EGM to approve Resolution 1.

For	Against	Abstain
181,225,888	17,338,206	418,003

Item 8.01	Other Events

On August 26, 2020, the Company and WTW issued a joint press release announcing, among other things, the voting results of the EGM. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) - (c)    Not applicable.

(d)            Exhibits:

Exhibit Number	Description of Exhibit

99.1	Joint press release issued by the Company and WTW on August 26, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Statement Required by the Irish Takeover Rules

The directors of the Company accept responsibility for the information contained in this document. To the best of their knowledge and belief (having taken all reasonable care to ensure such is the case), the information contained in this document is in accordance with the facts and does not omit anything likely to affect the import of such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc

By:	/s/ Molly Johnson
Molly Johnson
Assistant Corporate Secretary

Date: August 26, 2020